Note 6 - Income Taxes - Income Tax Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Loss before income taxes	$ (694)	$ (284)
Less net loss attributable to non-controlling interest in subsidiary	(509)	(340)
ncome (loss) before income taxes attributable to Avalon Holdings Corporation common shareholders	$ (185)	$ 56
Federal statutory rate	35.00%	35.00%
Computed Federal provision (benefit) for income taxes	$ (65)	$ 20
State income taxes, net of federal income tax benefits	81	82
Change in valuation allowance	(140)	(198)
Increase in available federal tax credit	(78)	(60)
Other nondeductible expenses	42	41
State	(19)	231
Federal	(4)	5
Deferred tax rate change	262
Other, net	43	4
Total provision for income taxes	$ 122	$ 125